SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        TIP Funds (formerly Turner Funds)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      same
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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

         1)  Title of each class of securities to which transaction applies:

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         2)  Aggregate number of securities to which transaction applies:

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         3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         5)  Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             -------------------------------------------------------------------

         2)  Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         3)  Filing Party:

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         4)  Date Filed:

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

                                    TIP FUNDS
                            (formerly, Turner Funds)

                              Ultra Large Cap Fund
                               Growth Equity Fund
                                   Midcap Fund
                                 Small Cap Fund
 ------------------------------------------------------------------------------

                        IMPORTANT SHAREHOLDER INFORMATION

 ------------------------------------------------------------------------------


The document you hold in your hands contains your proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. If you simply sign the proxy cards without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to spend a few minutes with the proxy statement, fill out each proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that a Fund will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which may cost your Fund money.

Please take a few moments to exercise your right to vote. Thank you.


--------------------------------------------------------------------------------

                                    TIP FUNDS



Dear Shareholder,

A Shareholder Meeting of the TIP Funds (formerly, Turner Funds) (the "Trust") has been scheduled for August 21, 1997. If you were a shareholder of record as of the close of business on June 23, 1997, you are entitled to vote at the meeting or any adjournment of the meeting.

Whether or not you plan to attend the meeting, we need your vote. While you are, of course, welcome to join us at the meeting, most shareholders will cast their votes by filling out and signing the proxy cards. Please mark, sign, and date the enclosed proxy cards and return them promptly in the enclosed envelope so that the maximum number of shares may be voted.

The attached proxy statement is designed to give you information relating to the proposal on which you are being asked to vote. We encourage you to support the Trustees' recommendation. The proposal described in the proxy statement relates to the following matter:

1.   To consider and act upon a proposal to elect a Board of Trustees.

Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider the important proposal and for your investment in the TIP Funds.



                                   Sincerely,


                                   David G. Lee
                                   President and Chief Executive Officer
                                   TIP Funds

                                    TIP FUNDS
                                 2 Oliver Street
                                Boston, MA 02109

                    Notice of Special Meeting of Shareholders
                                 August 21, 1997

Notice is hereby given that a Special Shareholders Meeting of TIP Funds (formerly, Turner Funds) (the "Trust") will be held at SEI Investments in Oaks, Pennsylvania 19456, on August 21, 1997, at 3:30 p.m. Eastern time (the "Meeting"). Shareholders of the following series of the Trust (each a "Fund" and, together, the "Funds") are eligible to vote at the meeting: the Ultra Large Cap Fund, the Growth Equity Fund, the Midcap Fund and the Small Cap Fund.

At the Meeting, shareholders of the Funds (the "Shareholders") will be asked to consider and act on the proposed election of a new Board of Trustees for the Trust. Each enclosed proxy card ("Proxy") permits Shareholders of the Trust to vote for (or withhold authority to vote for) all of the nominees for the Board of Trustees of the Trust by checking a single box, or to vote for (or withhold authority to vote for) individual nominees.

In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

All Shareholders of the Funds are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, it is requested that you mark, sign and date the enclosed proxy cards and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

Only Shareholders of record at the close of business on June 23, 1997, are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

July 9, 1997

                                    By Order of the Board of Trustees

                                    James W. Jennings, Secretary

                                    TIP FUNDS
                                 2 Oliver Street
                                Boston, MA 02109

                                 PROXY STATEMENT


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of TIP Funds (the "Trust") for use at the Special Meeting of Shareholders to be held on August 21, 1997, at 3:30 p.m. Eastern time, at SEI Investments in Oaks, Pennsylvania, 19456, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting").

Shareholders of the Ultra Large Cap Fund, Growth Equity Fund, Midcap Fund and Small Cap Fund of record at the close of business on June 23, 1997 (the "Record Date"), are the only Shareholders entitled to vote at the Meeting (the "Shareholders"). The table below sets forth the number of shares issued and outstanding as of June 23, 1997:


Fund                                                  Shares Outstanding

Ultra Large Cap Fund                                      41,385.398
Growth Equity Fund                                      6,632,468.66
Midcap Fund                                              134,007.184
Small Cap Fund                                         3,676,486.019

Each whole share held entitles the holder of record to one vote for each dollar of net asset value of such Share (carried forward to two decimal places) on each matter to be acted upon at the Meeting.

In addition to the solicitation of proxies by mail, officers and employees of SEI Fund Resources ("Fund Resources"), Wayne, Pennsylvania 19087, officers and employees of Turner Investment Partners, Inc. (the "Adviser") or third parties hired for such purpose, may solicit proxies in person or by telephone. Employees of Fund Resources or the Adviser will not be paid for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by the Trust. This Proxy Statement is being mailed to Shareholders on or about July 9, 1997.

Shares represented by duly executed Proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time by a Shareholder before they are exercised by a written revocation received by the President of the Trust at Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

THOSE SHAREHOLDERS WHO WISH TO VOTE FOR OR AGAINST ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES MAY CHECK A SINGLE BOX ON THE PROXY CARD(S). SHAREHOLDERS ALSO MAY VOTE FOR OR AGAINST THE NOMINEES INDIVIDUALLY.


SHAREHOLDERS ARE REMINDED TO COMPLETE, SIGN AND RETURN THE PROXY
CARD(S) TO THE TRUST.


PROPOSAL TO ELECT A NEW BOARD OF TRUSTEES

At meetings of the Board of Trustees of the Trust held on February 21, 1997 and June 20, 1997, the Trustees called a Special Meeting of Shareholders in order to elect a new Board of Trustees. Messrs. Robert E. Turner, Mark D. Turner, John T. Wholihan and Alfred C. Salvato (the "Current Trustees"), after due consideration, unanimously approved each nominee to serve as a member of the Board of Trustees. In considering the nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of the Trust's business. In this latter regard, the Trustees took into account the resignation of one of the Trustees, which reduced the Boards' flexibility to appoint new or replacement members in light of the restrictions of the Investment Company Act of 1940 (the "Investment Company Act").

The Current Trustees will continue to serve as Trustees until the Shareholders approve the new members of the Board. Upon their election and qualification, the six nominees listed below will constitute the Board of Trustees of the Trust. Mr. Robert Turner is and will continue to be an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act. Effective upon the election of each of the Nominees, Mr. Mark Turner will no longer serve as a Trustee of the Trust. He will remain an active member of Turner Investment Partners' management team.

Because the Trust does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified. Under Massachusetts law, a trust registered under the Investment Company Act is not required to hold an annual meeting. The Trust has availed itself of this provision and will achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

Even without routine annual meetings, the Board of Trustees of the Trust may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or required or permitted by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust. In compliance with the Investment Company Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by shareholders. The Trust may hold shareholder meetings to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the Investment Company Act.

The Nominees

The following information is provided for each of the six nominees. It includes the nominee's name, amount of shares of each Fund beneficially owned, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the Securities and Exchange Commission. Each of the nominees is currently a Trustee of the Trust, except for Richard A. Hocker, Michael E. Jones and Janet F. Sansone, who have not previously served as Trustees of the Trust.

Name                         DOB                Shares Owned***                 Principal Occupation;
----                         ---                ---------------                 Directorships
                                                                                ---------------------
Robert E. Turner*            11/26/56           Small Cap -- 22,417.954         Chairman and Chief Investment
Trustee                                         Midcap -- 46,158.971            Officer of Turner Investment
                                                Ultra Large Cap -- 16,800.000   Partners, Inc. (The Adviser),
                                                                                since 1990.

John T. Wholihan**           12/12/37                0                          Professor, Loyola Marymount
Trustee                                                                         University, since 1984.

Alfred C. Salvato**          01/09/58                0                          Treasurer, Thomas Jefferson
Trustee                                                                         University, since 1995, and
                                                                                Assistant Treasurer, 1988-1995.

Richard A. Hocker*           07/21/46                0                          CEO and Chairman of the
                                                                                Board of Covenant Bank, since
                                                                                1988.  Director of Bedminister
                                                                                Bioconversion Corporation,
                                                                                since 1988.  Chief Investment
                                                                                Officer and Senior Vice
                                                                                President of Penn Capital
                                                                                Management Co., Inc., since
                                                                                1987.

Michael E. Jones*            12/24/54                0                          Investment Adviser and Portfolio
                                                                                Manager with Clover Capital
                                                                                Management Inc., since 1984.
                                                                                Principal of CCM Securities Inc.


Name                         DOB                Shares Owned***                 Principal Occupation;
----                         ---                ---------------                 Directorships
                                                                                ---------------------
Janet F. Sansone            08/11/45                 0                          Corporate Vice President of
                                                                                Human Resources of Frontier
                                                                                Corporation, since 1993.
                                                                                Director of Education at General
                                                                                Electric Corporation, 1982-
                                                                                1993.

-----------------
* Upon their election, Messrs. Robert Turner, Richard Hocker and Michael Jones will each be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act.
**       Member of Audit Committee.
***      Shares beneficially owned directly or indirectly as of June 23, 1997.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested Trustees of the Trust is paid by the adviser or the manager.

All Trustees attended each regular Board of Trustees meetings held in April, September, November 1996 and February 1997, except for Dr. Joan Lamm-Tennant, who was absent from the February 1997 meeting. Dr. Lamm-Tennant subsequently resigned from the Board, citing other commitments. All members of the Audit Committee attended each such Audit Committee meeting. The function of the Audit Committee is to advise the Board of Trustees with regard to the appointment of the Trustees independent accountants, review and approve audit and non-audit services of Trust's independent accountants, and meet with the Trust's financial officers to review the conduct of accounting and internal controls. The Board does not have standing nominating or compensation committees.

The following represents the compensation paid to each Current Trustee for the fiscal year ended September 30, 1996.


Name of Person,             Aggregate                Pension or             Estimated Annual      Total Compensation
Position                    Compensation From        Retirement Benefits    Benefits Upon         From Registrant and
                            Registrant for the       Accrued as Part of     Retirement            Fund Complex Paid
                            Fiscal Year Ended        Fund Expenses                                to Trustees for the
                            September 30, 1996                                                    Fiscal Year Ended
                                                                                                  September 30, 1996
Robert Turner, Trustee                 *                       *                     *                      *
Mark Turner, Trustee                   *                       *                     *                      *
Joan Lamm-Tennant,(1)               $3,500                     N/A                   N/A                  $3,500
Trustee
Alfred C. Salvato,                  $3,500                     N/A                   N/A                  $3,500
Trustee

Name of Person,             Aggregate                Pension or             Estimated Annual      Total Compensation
Position                    Compensation From        Retirement Benefits    Benefits Upon         From Registrant and
                            Registrant for the       Accrued as Part of     Retirement            Fund Complex Paid
                            Fiscal Year Ended        Fund Expenses                                to Trustees for the
                            September 30, 1996                                                    Fiscal Year Ended
                                                                                                  September 30, 1996
John T. Wholihan,                   $3,500                     N/A                   N/A                  $3,500
Trustee

(1) Resigned effective March 17, 1997.

Executive Officers

Information about the Trusts' principal executive officers, including their names, dates of birth, position(s) with the Trust, length of service at such position(s), and principal occupation or employment during the past five years, is set forth below.

Name                   DOB         Position with the Trust    Position Since    Principal Occupation or Employment
----                   ---         -----------------------    --------------    ----------------------------------
David G. Lee           04/16/52    President, Chief           April 1996        Senior Vice President of the Administrator and
                                   Executive Officer                            Distributor since 1993.  Vice President of the
                                                                                Administrator and Distributor (1991-1993).
                                                                                President, GW Sierra Trust Funds before 1991.

Stephen J. Kneeley     02/09/63    Vice President &           April 1996        Chief Operating Officer of Turner Investment
                                   Assistant Secretary                          Partners, Inc., since 1990.

Kevin P. Robins        04/15/61    Vice President &           April 1996        Senior Vice President, General Counsel and
                                   Assistant Secretary                          Assistant Secretary of SEI. Senior Vice President,
                                                                                General Counsel and Secretary of the Administrator
                                                                                and Distributor since 1994. Vice President &
                                                                                Assistant Secretary of SEI, 1992-1994. Associate,
                                                                                Morgan, Lewis & Bockius LLP, 1988-1992.

Robert DellaCroce      12/17/63    Controller, Chief          March 1997        Director, Funds Administration and Accounting.
                                   Financial Officer                            SEI Corporation, since 1994.  Arthur Andersen
                                                                                LLP, 1986-1994.

James Jennings         01/15/37    Secretary                  April 1996        Partner, Morgan, Lewis & Bockius LLP - counsel
                                                                                to the Trust, the Adviser, the Administrator and
                                                                                Distributor.

The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies in favor of the election of each nominee. A Shareholder may vote for or against any or all of the nominees. If you return an executed Proxy, but give no voting instructions, your shares will be voted for all nominees named herein for Trustees. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Meeting, the persons named in the Proxy will exercise their voting power to vote for such substitute person or persons as the current Board of Trustees of the Trust may recommend.

If a quorum is present in person or by proxy, the favorable vote of a majority of shares represented at the Meeting is required to elect Trustees. If any nominee is not approved by the Shareholders of the Trust, the Board will consider alternative nominations.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE
NOMINEES.


GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Investment Advisers and Administrator. Turner Investment Partners, Inc., 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, serves as the investment adviser to each Fund. Clover Capital Management, Inc., serves as investment adviser to the Clover Capital Portfolios of the Trust. Michael Jones, a nominee to the Board of Trustees, is the founder and Managing Director of Clover Capital Management, Inc. Penn Capital Management, Inc., serves as investment adviser to the Penn Capital Portfolios of the Trust. Richard Hocker, a nominee to the Board of Trustees, is the founder, Chief Investment Officer and Senior Vice President of Penn Capital Management, Inc. The Trust's administrator, SEI Fund Resources, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interests in the Trust's administrator.

Distribution of Shares. SEI Investments Distribution Co., a wholly-owned subsidiary of SEI, Oaks, Pennsylvania 19456, serves as the distributor of the Fund's shares.

5% Shareholders. As of June 23, 1997, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Funds:


Turner Growth Equity Fund

                                         % of                       Number
Name                                    Shares                     of Shares
----                                    ------                   --------------
Saul & Company                          16.38                    1,086,365.4960
FBO Sheet Metal Annuity
c/o First Union National Bank
406 S Tryon Street CMG-1151
Charlotte, NC 28202-1919

Retirement Plan for Employees of         8.82                      585,137.2520
Bridgeport Hospital
c/o People's Bank Trust Dept.
850 Main Street 13th Floor
Bridgeport, CT 06604-4917

CitiCorp USA Inc. Pledgee                6.76                      582,077.3800
McNeil Children's Trust
Loan Collateral Account
c/o Carole McNeil
PO Box 803598
Dallas, TX 75380-0598

                                              % of                  Number
Name                                         Shares                of Shares
----                                         ------              --------------
CoreStates Bank NA                            8.51                 564,190.1790
Montgomery, McCracken, Walker &
Rhoads Retirement Plan
PO Box 7829
Philadelphia, PA 19101-7829

Plumbers Local Union #690                     8.42                 558,315.3730
Pension Fund
2791 Southampton Road
Philadelphia, PA 19154-1296

Saxon & Co.                                   6.96                 461,465.4956
FBO Duane Morris/Heckshel Trust
PO Box 7780-1888
Philadelhia, PA 19182

Starr Commonwealth                            6.55                 434,222.5780
13725 Starr Commonwealth Road
Albion, MI 49224-9525


Turner Small Cap Fund

                                              % of                  Number
Name                                         Shares                of Shares
----                                         ------              --------------
Charles Schwab & Co., Inc.                   49.70               1,827,071.2390
Attn: Mutual Funds/Team S
4500 Cherry Creek Dr. S 8th Floor
Denver, CO 80209

Donaldson Lufkin Jenrette Secs. Corp.         9.84                 361,628.9800
Pershing Division
PO Box 2052
Jersey City, NJ 07399-0001


Turner Midcap Fund

                                              % of                  Number
Name                                         Shares                of Shares
----                                         ------              --------------
Turner Family Foundation                     26.96                  36,152.8570
9 Horseshoe Lane
Paoli, PA 19301-1909

                                              % of                  Number
Name                                         Shares                of Shares
----                                         ------              --------------
Charles Schwab & Co., Inc.                   21.72                  29,102.1410
Attn: Mutual Funds/Team S
4500 Cherry Creek Dr. S 8th Floor
Denver, CO 80209

Donaldson Lufkin Jenrette Secs. Corp.         5.77                   7,731.3330
Pershing Division
PO Box 2052
Jersey City, NJ 07399-0001

John S. Witruk                                5.73                   7,681.4060
470 Allison Street
Elmhurst, IL 60126-4603

Turner Ultra Large Cap Fund

                                              % of                  Number
Name                                         Shares                of Shares
----                                         ------              --------------
Robert E. Turner & Carolyn W. Turner         40.59                  16,800.0000
9 Horseshoe Lane
Paoli, PA 19301-1909

Charles Schwab & Co., Inc.                   17.96                   7,433.4600
Attn: Mutual Funds/Team S
4500 Cherry Creek Dr. S 8th Floor
Denver, CO 60209

Michael H. Thompson                          13.53                   5,600.0000
1 Springton Pointe Drive
Newtown Square, PA 19073-3931

Stephen J. Kneeley & Kathryn A. Kneeley      13.53                   5,600.0000
1467 Treeline Drive
Malvern, PA 19355-9708

Voting Information; Adjournment. The presence at the Meeting of the holders of majority of the shares of the Trust as of the Record Date, either in person or by Proxy, constitutes a quorum. Approval of the election of the new Board of Trustees requires the affirmative vote of a majority of the outstanding shares of the Trust. Abstentions and "broker non-votes" will not be counted for or against the nominees to which they relate, but will be counted for purposes of determining whether a quorum is present and will, therefore, have the effect of counting against the nominees to which they relate.

In the event that sufficient votes in favor of the nominees set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days to permit further solicitation of Proxies with respect to the election of Trustees. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the election of Trustees. They will vote against any such adjournment those Proxies required to be voted against the election of Trustees.

Shareholder Proposals. The Trust does not hold annual Shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the President of the Trust c/o SEI Investments, Legal Department, Oaks, Pennsylvania 19456.

A meeting may be called by Shareholders holding at least 10% of the Shares entitled to vote at the Meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the Investment Company Act applied.

Reports to Shareholders. The Trust will furnish, without charge, a copy of its most recent Annual Report to Shareholders, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, or by calling 1-800-224-6312.

Independent Public Accountants. A majority of the Trustees, including a majority of the Trust's independent Trustees, have selected Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending September 30, 1997. Ernst & Young LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will be available should questions arise.

Other Matters. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

                      -------------------------------------

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE URGED TO COMPLETE, SIGN AND DATE EACH ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                                    TIP FUNDS
                            (formerly, Turner Funds)

                              Ultra Large Cap Fund
                               Growth Equity Fund
                                   Midcap Fund
                                 Small Cap Fund


                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, AUGUST 21, 1997


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the TIP Funds (the "Trust") to be held in the offices of SEI Investments, Oaks, Pennsylvania 19456, on Thursday, August 21, 1997, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:

1. Election of Trustees. The nominees are: Robert E. Turner, John T. Wholihan, Alfred C. Salvato, Richard A. Hocker,
         Michael E. Jones and Janet F. Sansone.

         FOR all nominees                                       [ ]
         FOR all nominees except for those indicated below      [ ]
         WITHHOLD AUTHORITY to vote for all nominees            [ ]

         -----------------------------------------------------------------------
         If you wish to withhold authority for any nominee, please mark the box entitled "For all nominees except" and write the nominee's name(s) in the line above.



This proxy will, when properly executed, be voted as specified herein by the signing shareholder. If no direction is given, a duly executed proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 1997
      -----------------                            -----------------------------
                                                   Signature of Shareholder


                                                   -----------------------------
                                                   Signature (Joint owners)


PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.